LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED AUGUST 1, 2014

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF

PERMAL ALTERNATIVE SELECT FUND DATED FEBRUARY 7, 2014

Effective on or about September 8, 2014, the following replaces the disclosure in the fund’s Prospectus in the last paragraph of the section titled “Purchase and sale of fund shares”:

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Effective on or about September 8, 2014, the sections of the fund’s Prospectus titled “Buying shares — Through the fund,” “Exchanging shares — By mail,” and “Redeeming shares — By mail” are each revised (i) by replacing the phrase “at the following address” with the phrase “at one of the following addresses” and (ii) by replacing the address that appears in each such section with the following information:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, Rhode Island 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Effective immediately, the following replaces the disclosure in the fund’s Statement of Additional Information in the section titled “Systematic Investment Plan”:

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic monthly investments in certain share classes of $50 or more by authorizing the distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. Shareholders have the option of selecting the frequency of the investment (on a monthly, quarterly, every alternate month, semi-annual or annual basis) as long as the investment equals a minimum of $50 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the fund or a Service Agent.

Effective on or about September 8, 2014, the following replaces the disclosure following the first paragraph of the section titled “Custodian and Transfer Agent” in the fund’s Statement of Additional Information:

BNY Mellon Investment Servicing (US) Inc. (“BNY” or the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the fund’s transfer agent. Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Please retain this supplement for future reference.

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